As filed with the Securities and Exchange Commission on March 8, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-21675)

WY Funds
(Exact name of registrant as specified in charter)

5502 N. Nebraska Avenue, Tampa, Florida, 33604
(Address of principal executive offices) (Zip code)

Mitchell York
Wertz York Capital Management Group LLC
5502 N. Nebraska Avenue, Tampa, Florida, 33604
(Name and address of agent for service)

813-238-4800
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2011

Date of reporting period:  12/31/2011

Item 1. Reports to Stockholders.

Annual Report
December 31, 2011

Fund Adviser:
Wertz York Capital Management Group, LLC
5502 North Nebraska Avenue
Tampa, FL 33604
Toll Free: 866-319-3655

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Management Discussion and Analysis (Unaudited)
Investment Results – Period Ended December 31, 2011

As indicated by the following tables, the Core Fund Class I returned -0.26% for the fiscal year 2011 and Class Y returned 0.05%. Both share classes (the Fund) underperformed the 1-Year Constant Maturity Treasury Index; Class I by 44 basis points and Class Y by 13 basis points (a basis point is equal to 1/100th of 1%).

The majority of the underperformance is explained by two factors. The first was the record low interest rate environment resulting in the Core Fund’s yield declining throughout the fiscal year. The second was that management used derivatives to hedge against a decline in the value of longer-term securities if interest rates rose. As U.S. Government bonds rallied throughout the year, this interest rate hedge performed poorly. Combined, the Fund’s yield was not sufficient to offset the impact of the interest rate hedge on the Fund’s net asset value.

Management’s outlook for 2012 is for interest rates to remain flat for all maturities across the yield curve, as the Federal Reserve has indicated there will be no changes to its accommodative interest rate policy through 2014.

Annualized Rates of Return (I - Class) As of 12/31/2011
Time Period	1-YR CMT**	The Fund (I Shares)
1 Year (2011)	0.18%	-0.26%
5 Year (2011)	1.43*	2.41%
Inception-to-Date (01/09/2002)	2.08%	2.38%

Gross expense ratio: 1.38%1 Net expense ratio: 0.77%1(after Adviser waiver of 0.61%)
The advisor has contractually agreed to waive fees and/or reimburse expenses through April 2012

Annualized Rates of Return (Y - Class) As of 12/31/2011
Time Period	1-YR CMT**	The Fund (Y Shares)
1 Year (2011)	0.18%	0.05%
Inception-to-Date (05/01/2007)	1.18%	2.52%

Gross expense ratio: 1.38%1 Net expense ratio: 0.57%1(after Adviser waiver of 0.81%)
The advisor has contractually agreed to waive fees and/or reimburse expenses through April 2012

1 The gross expense ratio and net expense ratio for each class are for fiscal year ended 12/31/10, as disclosed in the Fund’s prospectus and may differ from the 2011 results presented in the financial highlights section of this report. The gross expense ratio and net expense ratio for the I-class and Y-class include 0.05% of interest expense that the Fund incurred during 2010. The net expense ratio less the interest expense for the I-class is 0.72 % and for the Y-class is 0.52% for 2010.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-319-3655. Class Y shares impose a 1.00% redemption fee on shares redeemed within 120 days or less of purchase. Performance data does not reflect the redemption fee. If it had, returns would be lower.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The 1-Year Constant Maturity Treasury Index is an unmanaged index of US Treasury bonds that assumes reinvestment of all distributions and excludes the effect of taxes and fees. You cannot invest directly in an index.

Mutual fund investing involves risk.  Principal loss is possible.  Debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may employ hedging strategies that include the use of options, futures, and derivatives, which involve additional risks such as volatility, illiquidity, and potential for loss.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Core Fund is distributed by Quasar Distributors, LLC.

THE CORE FUND
COMPARISON WITH INDEX (Unaudited)
DECEMBER 31, 2011

Class I Shares:

Class Y Shares:

THE CORE FUND
EXPENSE EXAMPLE
DECEMBER 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees; and indirect ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period of July 1, 2011 through December 31, 2011.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

			Expenses Paid
			During Period*
	Beginning	Ending	July 1, 2011
	Account Value	Account Value	Through
	July 1, 2011	December 31, 2011	December 31, 2011

Actual - Class I	$1,000.00	$994.80	$4.37
Hypothetical
(5% return before expenses)	1,000.00	1020.82	4.43

Actual - Class Y	$1,000.00	$995.80	$3.12
Hypothetical
(5% return before expenses)	41,000.00	1022.08	3.16

* Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Class I and 0.67% for Class Y, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of (0.52%) for Class I and (0.42%) for Class Y for the six-month period of July 1, 2011 to December 31, 2011.

THE CORE FUND
FUND PROFILE
DECEMBER 31, 2011

Asset Allocation
(% of Net Assets)

U.S. Government & Agency Obligations	82.59%
Municipal Bonds	3.67%
Short Term Investments	13.26%
Other Assets in Excess of Liabilities	0.48%
Total Net Assets	100.00%

THE CORE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011
	Principal	Fair
	Amount	Value

MUNICIPAL BONDS -3.67%
Pennsylvania - 3.67%
Pennsylvania State Higher Education Assistance Agency
0.694%, 5/1/2046 (a)(b)(c)	$3,950,000	$3,950,000
Pennsylvania State Higher Education Assistance Agency
0.927%, 6/1/2047 (a)(b)(c)
TOTAL MUNICIPAL BONDS (Cost $7,700,000)		7,700,000
	3,750,000	3,750,000
U.S. GOVERNMENT & AGENCY OBLIGATIONS -82.59%
FHLB - 16.75%
0.787%, 06/11/2015 (a)	2,000,000	2,025,948
1.285%, 04/15/2025 (a)	10,000,000	10,003,190
5.250%, 12/11/2020 (b)	10,000,000	12,601,000
5.750%, 06/12/2026 (b)	7,000,000	9,538,900
4.805%, 08/20/2015	301,445	328,634
5.250%, 09/15/2017	549,928	593,098
		35,090,770
FHLMC - 15.98%
0.920%, 12/12/2014	2,000,000	2,001,372
3.000%, 02/24/2020	2,500,000	2,509,515
3.525%, 09/30/2019	5,415,000	5,454,205
5.680%, 02/03/2027	2,000,000	2,410,462
Pool E01489, 4.50%, 11/01/2018	721,342	761,677
Pool 1B1691, 4.623%, 05/01/2034 (a)	619,986	653,089
Pool 781955, 4.82%, 05/01/2034 (a)	271,399	286,526
Pool G12402, 5.00%, 11/01/2021	782,874	842,763
Pool C90779, 5.00%, 01/01/2024	381,509	416,216
Pool G30284, 5.00%, 02/01/2026	541,624	589,543
Pool N3-1477, 5.00%, 01/01/2038	1,200,969	1,282,264
Pool G12785, 5.50%, 08/01/2017	306,766	332,725
Pool G11759, 5.50%, 12/01/2018	385,595	418,226
Pool G13161, 5.50%, 05/01/2023	351,599	380,913
Pool 847661, 5.762%, 12/01/2036 (a)	515,947	559,358
Pool 1G2084, 5.786%, 08/01/2037 (a)	455,685	491,817
Pool 1N1628, 5.82%, 06/01/2037 (a)	582,853	626,666
Pool C91000, 6.00%, 11/01/2026	962,375	1,058,195
Pool D97199, 6.00%, 02/01/2027	880,785	967,932
Pool G30360, 6.00%, 10/01/2027	764,616	840,268
Series 3726, 2.00%, 08/15/2020	3,552,974	3,619,375
Series 2776, 4.00%, 01/15/2034	456,421	483,136
Series 3070, 4.50%, 10/15/2018	188,629	191,927
Series 2863, 4.50%, 09/15/2019	954,803	981,142
Series 2827, 4.50%, 01/15/2023	900,554	944,105
Series 3499, 4.50%, 08/15/2036	1,146,772	1,225,948
Series 2542, 5.00%, 12/15/2017	560,850	600,970

The accompanying notes are an integral part of these financial statements.

	Principal	Fair
	Amount	Value

FHLMC - 15.98% (Continued)
Series 3128, 5.00%, 10/15/2027	$169,818	$169,800
Series 3187, 5.00%, 02/15/2032	118,080	118,546
Series 2941, 5.00%, 05/15/2033	1,000,000	1,058,619
Series 3414, 5.00%, 12/15/2036	631,647	662,014
Series 3349, 6.00%, 09/15/2036	478,764	546,447
		33,485,761
FNMA - 45.93%
0.37%, 10/27/2014 (a)	20,000,000	19,996,300
0.46%, 11/21/2014 (a)	10,000,000	10,021,720
0.50%, 10/24/2014	2,500,000	2,499,940
0.50%, 09/27/2016	5,000,000	5,009,475
1.00%, 09/02/2014	3,000,000	3,001,620
1.00%, 09/14/2015	3,000,000	3,003,579
1.40%, 09/28/2016	3,355,000	3,360,073
3.00%, 09/01/2016	3,000,000	3,012,162
3.00%, 06/27/2019	1,500,000	1,554,601
5.45%, 10/18/2021 (b)	7,250,000	8,627,500
6.00%, 04/18/2036 (b)	8,150,000	9,731,100
Pool 802854, 4.24%, 12/01/2034 (a)	412,955	431,966
Pool 851297, 4.31%, 09/01/2035 (a)	346,268	360,930
Pool 826046, 4.32%, 07/01/2035 (a)	538,841	567,265
Pool 254720, 4.50%, 05/01/2018	637,238	682,524
Pool 725647, 4.50%, 07/01/2019	587,001	628,350
Pool 255547, 4.50%, 01/01/2020	578,497	619,247
Pool 745392, 4.50%, 12/01/2020	624,889	668,907
Pool 735529, 4.73%, 08/01/2034 (a)	455,424	479,843
Pool 254510, 5.00%, 11/01/2017	438,510	473,700
Pool 254631, 5.00%, 02/01/2018	223,124	241,030
Pool 555545, 5.00%, 06/01/2018	305,207	329,699
Pool 357413, 5.00%, 07/01/2018	622,178	672,107
Pool 254985, 5.00%, 11/01/2023	426,431	467,423
Pool 257163, 5.00%, 04/01/2028	638,434	690,629
Pool 843024, 5.141%, 09/01/2035 (a)	364,050	379,903
Pool 254192, 5.50%, 02/01/2022	397,612	433,287
Pool 255182, 5.50%, 04/01/2024	430,493	472,885
Pool 257164, 5.50%, 04/01/2028	689,833	751,942
Pool 257239, 5.50%, 06/01/2028	735,040	801,219
Pool AA3303, 5.50%, 06/01/2038	758,155	827,165
Pool 889634, 6.00%, 02/01/2023	684,038	741,621
Pool 256752, 6.00%, 06/01/2027	906,857	1,000,125
Pool 256962, 6.00%, 11/01/2027	881,633	971,757
Pool 256651, 6.00%, 03/01/2037	311,734	341,945
Pool 941676, 6.00%, 05/01/2037	439,301	481,874
Pool 256890, 6.00%, 09/01/2037	300,173	329,263
Pool 256946, 6.50%, 10/01/2027	668,890	744,790
Series 2010-116, 2.00%, 08/25/2020	1,992,647	2,027,394
Series 2011-33, 3.00%, 02/25/2038	1,825,156	1,869,596
Series 2010-149, 3.50%, 11/25/2040	2,106,099	2,220,905
Series 2010-15, 4.00%, 03/25/2039	985,667	1,044,025
Series 2008-51, 4.50%, 11/25/2022	625,608	654,944
Series 2004-28, 4.50%, 01/25/2034	648,401	700,893
Series 2009-3, 5.00%, 01/25/2049	585,256	639,358
Series 2007-B2, 5.50%, 12/25/2020	50,929	52,834
Series 2007-42, 5.50%, 01/25/2036	669,957	713,111
Series 2006-126, 5.50%, 04/25/2036	242,827	262,216
Series 2001-64, 6.00%, 11/25/2016	608,354	649,298
		96,244,040

The accompanying notes are an integral part of these financial statements.

	Principal	Fair
GNMA – 3.93%	Amount	Value

Pool 80965, 4.625%, 07/20/2034 (a)	$305,664	$314,521
Pool 82212, 5.00%, 11/20/2038 (a)	741,050	783,581
Pool 4362, 5.00%, 02/20/2039	516,362	558,171
Pool 80701, 5.375%, 06/20/2033 (a)	133,426	138,129
Pool 80825, 5.50%, 02/20/2034 (a)	121,426	125,819
Pool 686743, 5.50%, 05/20/2038	1,133,660	1,272,781
Series 2010-113, 2.50%, 02/16/2040	1,143,590	1,194,777
Series 2008-6, 4.25%, 09/20/2037	1,014,012	1,075,310
Series 2010-14, 4.50%, 02/16/2040	997,750	1,098,477
Series 2003-97, 5.00%, 5/20/2033	1,500,000	1,685,159
		8,246,725
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $166,338,639)		173,067,296

	Shares	Fair Value
SHORT TERM INVESTMENTS -13.26%
Money Market Funds -13.26%
Fidelity Institutional Prime Money Market Portfolio, 0.17% (d)	17,650,069	17,650,069
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.03% (d)	5,887,323	5,887,323
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.12% (d)	4,251,267	4,251,267
TOTAL MONEY MARKET FUNDS (Cost $27,788,659)		27,788,659

Total Investments (Cost $201,827,298) -99.52%		208,555,955
Other Assets in Excess of Liabilities - 0.48%		996,518
TOTAL NET ASSETS - 100.00%		$209,552,473

Percentages are stated as a percent of net assets.
(a)	Variable rate securities, the coupon rate shown is the effective interest rate as of December
(b)
Securities for which market quotations are not readily available are valued at fair value determined by the Adviser and compared to independent third party sources. Such values are approved on a quarterly basis by the Board of Trustees. The total fair value of such securities at December 31, 2011 is $48,198,500 which represents 23.00% of total net assets.

(c)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of December 31, 2011 the value of these investments was $7,700,000 or 3.67% of total net assets.
(d)	The rate listed is the fund's 7-day yield as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
SCHEDULE OF SHORT FUTURES CONTRACTS
DECEMBER 31, 2011

Number		Unrealized
of Contracts		Depreciation

225	U.S. Treasury 10-Year Note Futures Contract
	Expiring March 2012 (Underlying Face Amount at Fair Value $29,503,125)	$(254,859)

As of December 31, 2011, margin deposits of $378,000 have been pledged in connection with open short futures contracts, a portion of which represents the required initial margin deposit on open short futures contracts.

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2011

Assets:
Investments, at fair value (cost: $201,827,298)	$208,555,955
Cash	13,482
Receivables:
Securities sold	30,273
Capital shares purchased	255,582
Interest	689,865
Other receivables	57,038
Deposit at broker	378,000
Prepaid expenses	4,324
Total Assets	209,984,519

Liabilities:
Distributions payable	246,327
Payable for variation margin on futures contracts	54,813
Advisory fees	76,329
Trustee fees	551
Accrued expenses	54,026
Total Liabilities	432,046

Net Assets	$209,552,473

Net Assets consist of:
Paid-in capital	220,266,041
Accumulated undistributed net investment loss	137,455
Net accumulated realized loss on investments	(17,324,821)
Net unrealized appreciation (depreciation) on:
Investments	6,728,657
Futures contracts	(254,859)
Net Assets	$209,552,473

Class I
Net Assets	$5,368,504
Shares outstanding (Unlimited number of shares of beneficial interest authorized)	570,323
Net Asset Value, offering and redemption price per share ($5,368,504 / 570,323 shares)	$9.41

Class Y
Net Assets	$204,183,969
Shares outstanding (Unlimited number of shares of beneficial interest authorized)	21,679,461
Net Asset Value, offering and redemption price per share ($204,183,969 / 21,679,461 shares)	$9.42

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

Investment Income:
Interest	$4,700,685
Total Investment Income:	4,700,685
Expenses:
Investment advisory fees (See Note 5)	2,207,176
Service fees (See Note 5)
Class I	9 ,347
Class Y	355,645
Legal expenses	219,178
Trustee expenses	15,001
Compliance officer compensation fees	26,378
Insurance expenses	16,261
Audit expenses	10,454
Interest expense	5,454
Other expenses	27,874
Total Expenses:	2,892,768

Expenses waived and reimbursed (See Note 5)
Class I	(28,862)
Class Y	(1,535,657)
Total Waivers:	(1,564,519)
Total Net Expenses:	1,328,249

Net investment income	3,372,436

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	(278,684)
Purchased options	(1,279,927)
Written options contracts	765,131
Futures contracts	(5,015,109)

Net change in unrealized appreciation (depreciation) on transactions from:
Investments	4,038,064
Purchased options	22,125
Futures contracts	(1,547,222)
Net realized and unrealized gain(loss) on investments	(3,322,622

Net increase in net assets resulting from operations	$49,814

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,372,436	$4,372,482
Net realized gain (loss) on investments	(5,808,589)	(3,361,717)
Net change in unrealized appreciation on investments	2,485,967	1,461,056
Net increase in net assets resulting from operations	4 9,814	2,471,821

Distributions to shareholders from:
Net investment income - Class I	(79,858)	(125,149)
Net investment income - Class Y	(3,508,325)	(4,502,555)
Total distributions	(3,588,183)	(4,627,704)

Capital Share Transactions:
Shares sold:
Class I	--	250,001
Class Y	39,328,364	89,838,703
Shares reinvested:
Class I	79,542	116,659
Class Y	3 ,494,313	4,474,312
Shares redeemed:
Class I	(250,902)	(494,529)
Class Y	(56,092,362)	(47,717,195)
Increase (decrease) in net assets from capital share transactions	(13,441,045)	46,467,951

Total increase (decrease) in net assets	(16,979,414)	44,312,068

Net Assets:
Beginning of period	226,531,887	182,219,819
End of period	$209,552,473	$226,531,887

Accumulated net investment income	$137,455	$101,130

Share Transactions:
Shares sold:
Class I	--	25,907
Class Y	4,157,532	9,331,068
Shares reinvested:
Class I	8,368	12,108
Class Y	367,385	464,201
Shares redeemed:
Class I	(26,544)	(51,500)
Class Y	(5,924,981)	(4,951,054)
Net increase (decrease) from share transactions	(1,418,240)	4,830,730

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2011

Increase (decrease) in cash--

Cash flows from operating activities:
Net increase in net assets from operations	$49,814
Adjustments to reconcile net increase (decrease) in
net assets from operations to net cash from operating activities:

Purchases of investment securities	(148,091,416)
Proceeds from disposition of investment securities	151,417,012
Sale of short term investment securities, net	15,012,105
Accretion of discount/amortization of premium, net	747,744
Decrease in deposits with brokers for futures	488,625
Increase in receivable for securities sold	(18,486)
Decrease in interest receivable	152,365
Decrease in other receivables	15,864
Decrease in prepaid expenses	(4,324)
Decrease in payable for variation margin	(207,776)
Decrease in accrued advisory fees	(29,300)
Increase in accrued expenses	1,814
Unrealized appreciation on investment securities and options	(4,060,189)
Net realized loss on investment securities	278,684
Net realized loss on options	1,279,927
Net cash provided by operating activities	17,032,463

Cash flows used in financing activities:
Proceeds from shares sold	39,382,081
Payment on shares redeemed	(56,343,264)
Distributions paid in cash	(57,798))
Net cash used in financing activities	(17,018,981

Net increase in cash	13,482

Cash:	-
Beginning balance	$13,482
Ending balance

Supplemental information:
Cash paid for interest expense	$5,454
Noncash financing activity - reinvestment of dividend distributions	$3,573,855

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

CLASS I	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008	December 31, 2007

Net Asset Value,
Beginning of Year	$9.57	$9.67	$9.69		$9.83	$9.83

Investment Operations:
Net investment income	0.13	0.19	0.25		0.44	0.48
Net realized and unrealized gain/(loss)
on investments	(0.15)	(0.09)	0.04	(a)	(0.13)	0.00
Total from investment operations	(0.02)	0.10	0.29		0.31	0.48

Distributions from:
Net investment income	(0.14)	(0.20)	(0.31)		(0.45)	(0.48)
Total distributions	(0.14)	(0.20)	(0.31)		(0.45)	(0.48)

Net Asset Value, End of Year	$9.41	$9.57	$9.67		$9.69	$9.83

Total Return	-0.26%	1.08%	3.07%		3.24%	5.00%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$5,369	$5,630	$5,819		$29,205	$46,339
Ratio of expenses to average net assets:
Before fee waiver (Including interest expense)	1.31%	1.09%	1.19%		1.89%	1.51%
Before fee waiver (Excluding interest expense)	1.31%	1.04%	1.09%		1.06%	1.03%
After fee waiver (Including interest expense)	0.80%	0.78%	0.79%		1.49%	1.05%
After fee waiver (Excluding interest expense)	0.80%	0.73%	0.69%		0.66%	0.57%
Ratio of net investment income
to average net assets:
Before fee waiver	0.82%	1.69%	2.74%		4.19%	4.31%
After fee waiver	1.33%	2.00%	3.14%		4.59%	4.78%
Portfolio turnover rate	78%	82%	71%		62%	183%

(a) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions in the period.

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

CLASS Y	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007 (a)

Net Asset Value, Beginning of Period	$9.57	$9.67	$9.70	$9.84	$9.82

Investment Operations:
Net investment income	0.15	0.21	0.33	0.48	0.33
Net realized and unrealized gain/(loss)
on investments	(0.14)	(0.09)	(0.02)	(0.14)	0.03
Total from investment operations	0.01	0.12	0.31	0.34	0.36

Distributions from:
Net investment income	(0.16)	(0.22)	(0.34)	(0.48)	(0.34)
Total distributions	(0.16)	(0.22)	(0.34)	(0.48)	(0.34)

Net Asset Value, End of Period	$9.42	$9.57	$9.67	$9.70	$9.84

Total Return	0.05%	1.30%	3.22%	3.49%	3.72%	(b)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$204,184	$220,902	$176,401	$160,160	$68,164
Ratio of expenses to average net assets:
Before fee waiver (Including interest expense)	1.31%	1.09%	1.19%	1.89%	2.25%	(c)
Before fee waiver (Excluding interest expense)	1.31%	1.04%	1.09%	1.06%	1.03%	(c)
After fee waiver (Including interest expense)	0.60%	0.56%	0.54%	1.24%	1.60%	(c)
After fee waiver (Excluding interest expense)	0.60%	0.51%	0.44%	0.41%	0.38%	(c)
Ratio of net investment income
to average net assets:
Before fee waiver	0.82%	1.65%	2.74%	4.19%	4.48%	(c)
After fee waiver	1.53%	2.18%	3.39%	4.84%	5.13%	(c)
Portfolio turnover rate	78%	82%	71%	62%	183%

(a) For the period of May 1, 2007 (commencement of operations) to December 31, 2007.
(b) Not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

The Core Fund
Notes to Financial Statements
December 31, 2011

NOTE 1. ORGANIZATION

The Core Fund (the “Fund”), a diversified series of WY Funds (the “Trust”), is a registered open-end investment company, established under the laws of Ohio by an Agreement and Declaration of Trust dated October 20, 2004 (the “Trust Agreement”). On January 3, 2005, the Trust and the Board of Trustees of the AmeriPrime Advisors Trust (“AmeriPrime”), respectively, approved the reorganization of the Fund, a series of AmeriPrime, into a newly created series of the Trust with the same fund name. The tax-free reorganization was effective February 7, 2005.

The Fund currently offers two share classes; Class I and Class Y. Class I shares were first offered to the public when the Fund commenced operations on January 9, 2002. On May 1, 2007, the Fund commenced operations of Class Y shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Trustees. Expenses attributable to any class are borne by that class, and thus the net asset values per share of the classes may differ. On matters affecting only one class, only shareholders of that class may vote. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund is the only series of the Trust currently authorized by the Trustees. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund’s adviser is Wertz York Capital Management Group, L.L.C. (the “Adviser”). The Fund’s investment objective is to achieve a high level of income over the long term consistent with the preservation of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to continue to qualify each year as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and net realized capital gains.

Security Transactions and Related Income and Expenses - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. The investment income and expenses of the Fund (other than class specific expense waivers for shareholder service fees) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. Distributions are recorded on the ex-date. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  As of December 31, 2011, the Fund’s most recent fiscal year, the Fund recorded a permanent book to tax difference of $252,072 from accumulated undistributed net investment income to accumulated net realized loss.

Use of Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees – The Fund charges a 1.00% redemption fee on Class Y shareholders who redeem shares held for 120 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

Options Transactions - The Fund utilizes options in an attempt to manage market or business risk or enhance returns.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the option written.  When an option written expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.  With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the fair value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.  See additional detail regarding the Fund’s transactions in options in Note 4.

Futures Contracts and Options on Futures Contracts - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on such futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.  See additional detail regarding the Fund’s transactions in futures contracts in Note 4.

Reverse Repurchase Agreements – Reverse repurchase agreements involve a sale of a security by the Fund to a bank or securities dealer and the Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date.  The securities sold are carried as assets in the financial statements and are measured at fair value.  The proceeds of the sale are reported as liabilities and are carried at amortized cost.  Interest incurred on reverse repurchase agreements is recognized as interest expense over the life of each agreement.  These transactions involve a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  Reverse repurchase transactions are leveraging transactions that may increase the volatility of the Fund’s investment portfolio.  Regulatory interpretations of the limitations on indebtedness applied by the 1940 Act require the Fund to segregate cash or certain liquid securities when entering into leveraging transactions.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on returns filed for open tax years ended December 31, 2008 through 2010, or to be taken on the Fund’s 2011 tax return.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Recent Accounting Pronouncement – In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

NOTE 3. SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows.

U.S. Government Securities - U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using prices furnished by a pricing service.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  U.S. government and agency securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.  In cases where the Adviser has decided that the price provided by the pricing service does not accurately reflect fair value, the Adviser will value U.S. government and agency obligations based on a methodology which incorporates the security’s yield based on its stated call date, estimated weighted average life of the security, and the yields of newly issued securities with similar terms and maturity dates relative to the security’s call provisions.  Securities priced using these methodologies have generally been categorized as Level 3.

Asset Backed Securities - The fair value of asset backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.  The Adviser also considers additional inputs such as the security and the creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuances in developing its estimate of fair value.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Municipal Bonds - The fair value of municipal bonds is generally evaluated in a manner similar to asset backed securities.  A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity.  In addition, the Adviser considers additional inputs such as calls of bond principal by the issuer in developing its estimate of fair value.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Open-End Mutual Funds - Investments in open-end mutual funds, including money market funds, are generally valued at their net asset value per share provided by the service agent of the Fund and would be categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities – Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Derivative Instruments - Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The Fund’s securities are generally valued utilizing an independent pricing service.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.  In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on a (i) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (ii) yield to maturity with respect to debt issues, or a combination of these and other methods.  To the extent that valuation of these securities is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following table is a summary of the inputs used to value the Fund’s assets and liabilities measured at fair value as of December 31, 2011:

Assets
	Level 1	Level 2	Level 3	Total
Fixed Income

U.S. Government &
Agency Obligations	$-	$132,568,796	$40,498,500	$173,067,296

Municipal Bonds	-	-	7,700,000	7,700,000

Total Fixed Income	-	132,568,796	48,198,500	180,767,296

Short-Term Investments	27,788,659	-	-	27,788,659

Total	$27,788,659	$132,568,796	$48,198,500	$208,555,955

Other Financial Instruments*
Short Futures Contracts	$(254,859)	$-	$-	$(254,859)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the instrument.

There were no transfers into or out of Level 1 during the period.

Level 2 Reconciliation Disclosure
The following amounts were transfers in/(out) of Level 2 assets:

U.S. Government &
Agency Obligations

Transfers into Level 2	$5,030,954
Transfers out of Level 2	-
Net transfers in and/or (out) of Level 2	$5,030,954

Transfers were made into Level 2 from Level 3 because securities which were manually priced utilizing the Adviser’s model are currently being priced by an independent third party service provider using observable inputs.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		U.S. Government &	Total Investment
Description	Municipal Bonds	Agency Obligations	in Securities
Balance as of December 31, 2010	$8,500,000	$42,845,066	$51,345,066
Accretion/(Amortization)	-	(333,497)	(333,497)
Realized gain (loss)	-	(5,156)	(5,156)
Change in unrealized appreciation (depreciation)	-	4,023,600	4,023,600
Purchases	-	-	-
(Sales)	(800,000)	(1,000,559)	(1,800,559)
Transfers out of Level 3	-	(5,030,954)	(5,030,954)
Balance as of December 31, 2011	$7,700,000	$40,498,500	$48,198,500

Change in unrealized appreciation (depreciation) during the period of Level 3 investments
held at December 31, 2011.			$3,833,857

Transfers between levels are recognized as of the end of the reporting period.

NOTE 4. DERIVATIVES

The Adviser uses a variety of derivative instruments, including options, futures contracts (sometimes referred to as futures), and options on futures contracts to hedge the portfolio from interest rate risk.  The Adviser uses instruments to extend the Fund's duration when interest rates are expected to decline or reduce the Fund's duration when interest rates are expected to rise.  The main purpose of utilizing these derivative instruments is to reduce the volatility of the Fund's NAV.

GAAP requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under GAAP must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under GAAP because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The average fair market values of purchased and written options during the year ended December 31, 2011 were $74,772 and $13,609, respectively.  The average monthly notional amount of short futures contracts during the year ended December 31, 2011 was $50,433,072.

Transactions in written options contracts and the respective premium amounts for the year ended December 31, 2011, are as follows:

	Number of	Premiums
	Contracts	Received
Outstanding at December 31, 2010	-	$-
Options written	2,850	1,229,203
Options closed	(2,200)	(963,797)
Options expired	(650)	(265,406)
Options Exercised Outstanding at December 31, 2011	-	-
	-	$-

The locations on the statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Values of Derivative Instruments as of December 31, 2011 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Payable for
	unrealized		variation margin
	depreciation on		on futures
Interest Rate Contracts - Futures*	futures contracts	($254,859)	contracts	$ 54,813
Total		($254,859)		$ 54, 813

*Includes cumulative depreciation of futures contracts as reported in Schedule of Short Futures Contracts. The current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging	Purchased	Written	Futures
instruments	Options	Options	Contracts	Total
Interest Rate Contracts	($1,279,927)	$765,131	($5,015,109)	($5,529,905)
Total	($1,279,927)	$765,131	($5,015,109)	($5,529,905)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging	Purchased	Written	Futures
instruments	Options	Options	Contracts	Total
Interest Rate Contracts	$22,125	-	($1,574,222)	($1,552,097)
Total	$22,125	-	($1,574,222)	($1,552,097)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person Trustees, and extraordinary expenses including litigation to which the Fund may be a party. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee at the annual rate of 1.00% of the average value of the daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser.  For the period from May 1, 2010 through April 30, 2011, the Adviser contractually agreed to limit Fund expenses as follows:  (a) to waive management fees and/or reimburse the Fund for expenses it incurs in connection with Class I, but only to the extent necessary to maintain the total annual operating expenses of Class I (excluding shareholder service fees; brokerage costs; borrowing costs, such as (i) interest and (ii) dividends on securities sold short; taxes; rating agency fees; fees and expenses for audit and non-audit services provided by independent public accountants; legal fees and expenses; insurance expenses; custody fees and transactional custody expenses; securities pricing expenses; fees and expenses of the non-interested person Trustees; compliance expenses, including fees and expenses of the Chief Compliance Officer; indirect expenses, such as expenses incurred by other investment companies in which the Fund invests; and extraordinary expenses including litigation to which the Fund may be a party) at 0.35% of its average daily net assets for that period; and (b) to waive management fees and shareholder service fees and/or reimburse the Fund for expenses it incurs in connection with Class Y, but only to the extent necessary to maintain the total annual operating expenses of Class Y (excluding shareholder service fees; brokerage costs; borrowing costs, such as (i) interest and (ii) dividends on securities sold short; taxes; rating agency fees; fees and expenses for audit and non-audit services provided by independent public accountants; legal fees and expenses; insurance expenses; custody fees and transactional custody expenses; securities pricing expenses; fees and expenses of the non-interested person Trustees; compliance expenses, including fees and expenses of the Chief Compliance Officer; indirect expenses, such as expenses incurred by other investment companies in which the Fund invests; and extraordinary expenses including litigation to which the Fund may be a party) at 0.35% of its average daily net assets for that period; and to waive shareholder service fees and/or reimburse the Fund for shareholder service fees it incurs in connection with Class Y, but only to the extent necessary to maintain the shareholder service fees of Class Y at 0.05% of its average daily net assets for that period.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to limit Fund expenses for the period May 1, 2011 through April 30, 2012 as follows:  (a) to waive management fees for that period in the amount of 0.61% of the average daily net assets of Class I, provided the Fund pays all of the operating expenses it incurs in connection with Class I, except for (i) distribution expenses and (ii) fees (but not out-of-pocket expenses) payable for accounting, administration and transfer agent services; and (b) to waive management fees for that period in the amount of 0.61% of the average daily net assets of Class Y and waive shareholder service fees for that period in the amount of 0.20% of the average daily net assets of Class Y, provided the Fund pays all of the operating expenses it incurs in connection with Class Y, except for (i) distribution expenses and (ii) fees (but not out-of-pocket expenses) payable for accounting, administration and transfer agent services; provided, however, that the Fund shall never pay more operating expenses under this agreement for the period for either Class than it would pay if this agreement were not in effect.

The Fund adopted a shareholder services plan for each share class (collectively, the “Plans”) under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, each share class pays the Adviser a monthly fee at an annual rate of 0.25% of its average daily net assets.  The Plans are compensation plans, which mean that payments are made to the Adviser regardless of its shareholder servicing expenses actually incurred.  Therefore, payments under a Plan may exceed shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess.  For the period May 1, 2011 through December 31, 2011, the service fees incurred were $9,347 and $355,645 for Classes I and Y, respectively.  For the period May 1, 2011 through December 31, 2011, the Adviser waived service fees totaling $284,516 for Class Y shares.

The Fund is not obligated to reimburse the Adviser for any fees or expenses waived in previous fiscal years.  For the year ended December 31, 2011, the Adviser earned a fee of $2,207,176 from the Fund.  For the year ended December 31, 2011, the Adviser waived fees and expenses totaling $28,862 for Class I and $1,251,141 for Class Y.  At December 31, 2011, the Fund owed the Adviser $76,329 for its advisory services.

The Fund retains U.S. Bancorp Fund Services, LLC, (“USBFS”) to provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel.  U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  The Adviser paid all (but not out-of-pocket expenses) fees payable for administrative, transfer agency and fund accounting services, as well as, all the distributor fees on behalf of the Fund per the Agreement.  Quasar Distributors, LLC, (the Distributor) acts as the principal distributor of the Fund’s shares.  The Distributor is an affiliate of USBFS.

NOTE 6. INVESTMENTS

For the year ended December 31, 2011, purchases and sales of investment securities, other than short-term investments (money market funds, futures, options, and reverse repurchase agreements) were as follows:

Amount
Purchases
U.S. Government Obligations	$148,091,416
Other	-

Sales
U.S. Government Obligations	$150,617,012
Other	800,000

NOTE 7. FEDERAL TAX INFORMATION

The following balances for the Fund are as of December 31, 2011, the Fund’s most recent fiscal year end:

Amount
Cost of investments for tax purposes	$201,827,298
Gross tax unrealized appreciation	6,788,626
Gross tax unrealized depreciation	(59,969)
Net tax unrealized appreciation on investments	6,728,657
Undistributed ordinary income	137,455
Undistributed long-term capital gains	-
Total distributable earnings	137,455
Other accumulated gains/(losses)	(17,579,680)
Total accumulated earnings (losses)	$(10,713,568)

As of December 31, 2011, the Fund had $696,744 of post-October losses, which are deferred until January 1, 2012 for tax purposes.  Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The capital loss carryforwards at December 31, 2011, which may be carried over to offset future capital gains and their year of expiration are as follows:

Capital Loss Carryforward	Expiration
$ 703,865	12/31/2012
724,416	12/31/2014
1,563,354	12/31/2015
115,204	12/31/2016
3,747,826	12/31/2017
2,671,378	12/31/2018
7,356,893	Unlimited

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Of the $7,356,893 of capital loss carryforwards which do not have an expiration, $2,891,406 are characterized as short-term and $4,465,487 are characterized as long-term.

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS

The Fund paid monthly distributions of net investment income totaling $0.14 per share for Class I and $0.16 per share for Class Y during the year ended December 31, 2011.  The tax character of distributions paid during 2011 and 2010 for the Fund was as follows:

	Fiscal Year Ended		Fiscal Year Ended
	December 31, 2011 (Unaudited)		December 31, 2010
	Class I	Class Y	Class I	Class Y
Distributions paid from:
Ordinary Income	$ 79,858	$ 3,508,325	$ 125,149	$ 4,502,555
Short-term Capital Gain	-	-	-	-
Long-term Capital Gain	-	-	-	-

NOTE 9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2011, the School Board of Jackson County, Florida owned 95% of the outstanding shares of Class I.  As of December 31, 2011, the School Board of Pasco County, Florida owned 38% of the outstanding shares of Class Y and the School Board of Polk County, Florida owned 26% of the outstanding shares of Class Y.

NOTE 10: OTHER INFORMATION

The Core Fund is subject to litigation filed against it by Morgan Stanley & Co. LLC related to confirmation and partial vacation of an arbitration award in part for prevailing party attorneys’ fees.  The nature of the matter, the progress of the matter to date, how the Core Fund has responded and the likelihood of the outcome is detailed below:

The nature of the matter. Morgan Stanley & Co. LLC (“Morgan Stanley”) has filed a Motion To Confirm Arbitration Award In Part, Vacate Arbitration Award In Part, And For Prevailing Party Attorneys’ Fees (the “Motion”) in the United States District Court for the Middle District of Florida.  The Motion seeks to confirm an arbitration award dismissing claims the Core Fund asserted against Morgan Stanley in a FINRA arbitration (FINRA Case No. 10-00674) with respect to certain investments by the Core Fund in auction rate securities.  In addition, as a prevailing party under applicable Florida law, Morgan Stanley seeks an award of attorneys’ fees in connection with defending the arbitration.  The Motion does not specify the amount of attorneys’ fees that Morgan Stanley has incurred.

The progress of the matter to date. Morgan Stanley filed the Motion on October 31, 2011.  The Core Fund filed an opposition to the Motion on December 19, 2011.  Morgan Stanley filed a reply to the opposition on January 3, 2012.  The Core Fund filed a sur-reply on January 27, 2012.  On February 10, 2012, Morgan Stanley filed a motion to strike certain allegations in and exhibits to the Core Fund’s sur-reply. The Core Fund’s present deadline to file an opposition to the motion to strike is February 27, 2012.  As of February 22, 2012, briefing is complete, and the issues before the Court are whether (1) the panel in the FINRA arbitration had authority to decide and reject Morgan Stanley’s entitlement to attorneys’ fees pursuant to applicable Florida law, and (2) if it did not, whether Morgan Stanley is entitled to such fees.  If the Court answers question (1) in the affirmative, this matter will terminate without liability to the Core Fund with respect to Morgan Stanley’s attorneys’ fees.  If the Court answers question (2) in the affirmative, the parties will engage in discovery to determine the reasonableness of Morgan Stanley’s attorneys’ fees and the amount of the award.

The Core Fund’s response. The Core Fund is vigorously opposing the portion of the Motion which seeks an award of attorneys’ fees.

An evaluation of the likelihood of an unfavorable outcome and an estimate, if one can be made, of the amount or range of potential loss. Based on the information that is presently available, it appears that the likelihood of an unfavorable outcome is reasonably possible, as defined in Accounting Standards Codification Topic 450-20: Loss Contingencies.  The amount of any liability cannot be reasonably estimated at this time, and therefore no amounts have been recorded in the statement of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Core Fund

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and short futures contracts, of The Core Fund (the “Fund”), a series of WY Funds, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Core Fund as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 23, 2012

PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the 12 month period ending June 30 of each year are available without charge, upon request by calling the Fund at (866) 329-2673 and in documents filed with the SEC on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

WY Funds, Inc. files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request by calling the Fund at (866) 329-2673 and in documents filed with the SEC on the SEC’s website at www.sec.gov.

INDEMNIFICATIONS (Unaudited)

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling (866) 329-2673.

	Position(s)	Term of Office		Other
Name and	Held with the	and Length	Principal Occupation(s) During	Directorships
Year of Birth	Fund	of Time Served	Past 5 Years	Held by Director

“Disinterested
Persons”

Randy K. Sterns	Trustee	Since 2004-	Attorney- Bush, Ross, P.A.	None
1952		indefinite term

Tammy Evans	Trustee	Since 2004-	Director of Treasury – IBM (April	None
1970		indefinite term	2010 – current); Vice President-
Marriot Vacation Club
International, Inc. (June 2004-
March 2010)

Douglas B. Conner	Trustee	Since 2004-	Managing Partner- Conner	None
1942		indefinite term	Properties, LLP; Chairman- J.W.
Conner & Sons, Inc.; Chairman-
Delta Asphalt Paving Co.; Vice
President – Clear Springs Land Co.,
LLC; CTK Housing I (King’s
Manor, June 1988-June 2010);
CTK Housing II (King’s Arms,
June 1988-June 2010)

“Interested Persons”
M. Brent Wertz 1	Trustee/	Since 2004-	Managing Member, Wertz York	None
1969	Treasurer/	indefinite term	Capital Management Group LLC
Secretary
Mitchell York	President	Since 2004-	Managing Member, Wertz York	None
1968		indefinite term	Capital Management Group LLC

David E. Scott	Chief	Since 2008-	Managing Member, D.E. Scott &	None
1971	Compliance	indefinite term	Associates, LLC (December 2005-
	Officer		present); Chief Compliance Officer,
Strategic Value Partners, LLC
(August 2004 -December 2005);
Managing Director, IMRC Group
(August 2003-August 2004).
______________________
1 Mr. Wertz is a “interested person” of the Trust because he is an officer of the Trust.  In addition, he may be deemed to be an “interested person” of the Trust because he has an ownership interest in the Adviser.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

●
Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

●
Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

TRUSTEES
M. Brent Wertz, Chairman
Douglas Conner
Tammy Evans
Randy K. Sterns

OFFICERS
Mitchell P. York, President
M. Brent Wertz, Treasurer & Secretary
David E. Scott, CCO

FUND ADVISER
Wertz York Capital Management Group, LLC
5502 North Nebraska Avenue
Tampa, FL 33604

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut St., Suite 1400
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Fund‘s prospectus which contains information about the Fund‘s management fee and expenses. Please read the prospectus carefully before investing. Distributed by Quasar Distributors, LLC, (02/12).

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Tammy Evans is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were review of Fund’s Prospectus.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$15,500.00	$15,000.00
Audit-Related Fees	$500.00	$750.00
Tax Fees	$1,000.00	$1,500.00
All Other Fees	$0.00	$0.00

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	$0.00	$0.00
Registrant’s Investment Adviser	$0.00	$0.00

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

 (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not      applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  WY Funds

By (Signature and Title /s/Mitchell York
                                                    Mitchell York, President

Date   3/7/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Mitchell York
                                                     Mitchell York, President

Date 3/7/2012

By (Signature and Title) /s/M. Brent Wertz
                                                      M. Brent Wertz, Treasurer

Date 3/7/2012